     As filed with the Securities and Exchange Commission on May 31, 1995
                                                    Registration No. 33-_______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      _________________________________
                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                      _________________________________

                        CASH AMERICA INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          TEXAS                                             75-2018239
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)

        1600 WEST 7TH STREET
          FORT, WORTH, TEXAS                                   76102
(Address of principal executive offices)                     (Zip Code)

                      _________________________________

                        CASH AMERICA INTERNATIONAL, INC.
                         1994 LONG-TERM INCENTIVE PLAN
                                      AND
                        CASH AMERICA INTERNATIONAL, INC.
                         401(K) EMPLOYEES SAVINGS PLAN
                           (Full title of the plans)

                      _________________________________

                                DANIEL R. FEEHAN
                     PRESIDENT AND CHIEF OPERATING OFFICER
                        CASH AMERICA INTERNATIONAL, INC.
                              1600 WEST 7TH STREET
                            FORT WORTH, TEXAS 76102
                    (Name and address of agent for service)

                                 (817) 335-1100
          (Telephone number including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                   Amount           Proposed maximum        Proposed maximum
           Title of securities                      to be            offering price            aggregate            Amount of
             to be registered                   registered(1)         per share(2)         offering price(2)      registration fee
- ------------------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value $.10 per share       1,600,000 shares            $7.50               $12,000,000             $4,138
====================================================================================================================================

(1) Consists of 1,400,000 shares and 200,000 shares of Common Stock reserved for issuance to employees of Cash America International, Inc. and its subsidiaries pursuant to the Cash America International, Inc. 1994 Long- Term Incentive Plan and the Cash America International, Inc. 401(k) Employees Savings Plan, respectively. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminant amount of interests to be offered or sold pursuant to the employee benefit plan described herein.
(2) Estimated pursuant to Rule 457(c) and (h) solely for the purposes of computing the registration fee based upon the average of the high and low prices for the Common Stock quoted on the New York Stock Exchange, Inc. on May 26, 1995 under the Securities Act of 1933, as amended.

________________________________________________________________________________

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1.       Plan Information*

Item 2.       Registrant Information and Employee Plan Annual Information*

                                    PART II

                 INFORMATION REQUIRED IN Registration Statement

Item 3.       Incorporation of Certain Documents by Reference.

         Cash America International, Inc. (the "Corporation") hereby incorporates by reference in this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission");

         (1) The Corporation's Annual Report on Form 10-K for the year ended December 31, 1994;

         (2) The Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995;

         (3) All documents subsequently filed by the Corporation with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in the Registration Statement and to be a part thereof from the date of filing of such documents;

         (4) The description of the Corporation's common stock contained in the Corporation's Registration Statement on Form 8-A filed with the Commission on October 5, 1987; and

         (5) Any statement contained in this Registration Statement, in an amendment hereto or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein, in any subsequently filed amendment to this Registration Statement or in any document that also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.       Description of Securities.

         Not Applicable.





__________________________________

     * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 of the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

Item 5.       Interest of Named Experts and Counsel

         None.

Item 6.       Indemnification of Directors and Officers.

         The Corporation has authority under Articles 2.02(A)16 and 2.02-1 of the Texas Business Corporation Act to indemnify its directors and officers to the extent provided for in such statute. The Corporation's Bylaws provide for indemnification of directors and officers to the full extent permitted by said provisions of the Texas Business Corporation Act. The Corporation believes that indemnification under its Bylaws covers at least negligence by indemnified parties, and permits the Corporation to advance litigation expenses in the case of shareholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification. The Corporation's Bylaws permit the Corporation to purchase and maintain liability, indemnification and/or other similar insurance.

Item 7.       Exemption from Registration Statement Claimed.

         Not Applicable

Item 8.       Exhibits.

         The following documents are filed as a part of this Registration Statement. Those exhibits previously filed and incorporated herein by reference are identified below by footnotes.

         Exhibit          Description
         -------          -----------
         4.1              Articles of Incorporation of Cash America Investments, Inc. filed in the office of the
                          Secretary of State of Texas on October 4, 1984. (a) (Exhibit 3.1)

         4.2              Articles of Amendment to the Articles of Incorporation of Cash America Investments, Inc. filed in the office of the Secretary of State of Texas on October 26, 1984. (a) (Exhibit 3.2)

         4.3              Articles of Amendment to the Articles of Incorporation of Cash America Investments, Inc. filed in the office of the Secretary of State of Texas on September 24, 1986.  (a) (Exhibit 3.3)

         4.4              Articles of Amendment to the Articles of Incorporation of Cash America Investments, Inc. filed in the office of the Secretary of State of Texas on September 30, 1987.  (b) (Exhibit 3.4)

         4.5              Articles of Amendment to the Articles of Incorporation of Cash America Investments, Inc. filed in the office of the Secretary of State of Texas on April 23, 1992 to change the Corporation's name to "Cash America International, Inc."  (c) (Exhibit 3.5)

         4.6              Articles of Amendment to Articles of Incorporation of Cash America International, Inc. filed in the office of the Secretary of State of Texas on May 31, 1993. (d) (Exhibit 3.6)


         4.7              Bylaws of Cash America International, Inc.  (e) (Exhibit 3.5)

         4.8              Amendment to Bylaws of Cash America International, Inc. dated effective September 26, 1990.
                          (f) (Exhibit 3.6)

         4.9              Amendment to Bylaws of Cash America International, Inc. dated effective April 22, 1992.  (c)
                          (Exhibit 3.8)

         4.10             Form of Stock Certificate. (a) (Exhibit 4.1)

         4.11             Form of Stock Certificate. (f) (Exhibit 4.1a)

         4.12             Form of Stock Certificate. (c) (Exhibit 4.1b)

         4.13             The Corporation's 1994 Long-Term Incentive Plan. (g) (Exhibit 10.5)

         4.14             The Corporation's 401(k) Employees Savings Plan.

         5.1              Opinion of Jenkens & Gilchrist, a Professional Corporation.

         24.1             Consent of Jenkens & Gilchrist, a Professional Corporation. (included in their opinion filed as
                          Exhibit 5.1)

         24.2             Consent of Coopers & Lybrand L.L.P.

         25.1             Power of Attorney. (see signature page of this Registration Statement)

Certain Exhibits are incorporated by reference to the Exhibits show in parenthesis contained in the Corporation's following filings with the Securities and Exchange Commission:

         (a)     Registration Statement on Form S-1, File No. 33-10752.

         (b) Amendment No. 1 to its Registration Statement on Form S-4, File No. 33-17275.

         (c)     Annual Report on Form 10-K for the year ended December 31,
                 1992.

         (d)     Annual Report on Form 10-K for the year ended December 31,
                 1993.

         (e) Post-Effective Amendment No. 1 to its Registration Statement on Form S-4, File No. 33-17275.

         (f)     Annual Report on Form 10-K for the year ended December 31,
                 1990.

         (g)     Annual Report on Form 10-K for the year ended December 31,
                 1994.

The Corporation hereby undertakes that it will submit in a timely manner the Cash America International 401(k) Employees Savings Plan (the "Plan") and any amendment thereto to the Internal Revenue Service for purposes of obtaining a determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code of 1986, as amended, and will make all changes required by the Internal Revenue Service in order to qualify the Plan.

Item 9.       Undertakings.

         A.      The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement on Form S-8, and the information required to be included in a post-effective amendment by those paragraphs, is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) To remove from the Registration Statement by means of a post-effective amendment any securities being registered which remain unsold at the termination of the offering.

         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, Texas, on May 31, 1995:

                                      CASH AMERICA INTERNATIONAL, INC.

                                      By:  /s/ Daniel R. Feehan
                                           -------------------------------------
                                           Daniel R. Feehan
                                           President and Chief Operating Officer


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Daniel R. Feehan and Jack R. Daugherty, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates included:

SIGNATURE                                  CAPACITY                          DATE
- ---------                                  --------                          ----
/s/ Jack R. Daugherty                      Chairman of the Board             May 31, 1995
- --------------------------                 of Directors and Chief
Jack R. Daugherty                          Executive Officer (Principal
                                           Executive Officer)


/s/ Daniel R. Feehan                       President, Chief Operating        May 31, 1995
- --------------------------                 Officer and Director
Daniel R. Feehan

/s/ Dale R. Westerfeld                     Vice President, Chief             May 31, 1995
- --------------------------                 Financial Officer
Dale R. Westerfeld                         (Principal Financial
                                           and Accounting Officer)


/s/ Morton A. Cohn                         Director                          May 31, 1995
- ----------------------------------
Morton A. Cohn

/s/ A. R. Dike                             Director                          May 31, 1995
- --------------------------
A. R. Dike

/s/ James H. Greer                         Director                                  May 31, 1995
- ----------------------------------
James H. Greer

                                           Director                                  May 31, 1995
- ----------------------------------
B. D. Hunter

/s/ Clifton H. Morris, Jr.                 Director                                  May 31, 1995
- ----------------------------------
Clifton H. Morris, Jr.

/s/ Carl P. Motheral                       Director                                  May 31, 1995
- ----------------------------------
Carl P. Motheral

/s/Samuel W. Rizzo                         Director                                  May 31, 1995
- ----------------------------------
Samuel W. Rizzo

/s/ R. L. Waltrip                          Director                                  May 31, 1995
- ----------------------------------
R. L. Waltrip

         THE PLAN. Pursuant to the requirements of the Securities Act of 1933, as amended, the trustee of the Cash America International, Inc. 401(k) Employees Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on May 31, 1995.



                                           CASH AMERICA INTERNATIONAL, INC.
                                           401(K) EMPLOYEES SAVINGS PLAN

                                           By:  Cash America International, Inc.
                                                Plan Administrator


                                                By: /s/ Hugh Simpson
                                                    ----------------------------
                                                    Hugh Simpson, Vice President

                               INDEX TO EXHIBITS

         Exhibit                  Description
         -------                  -----------
         4.14             The Corporation's 401(k) Employees Savings Plan.

         5.1              Opinion of Jenkens & Gilchrist, a Professional Corporation.

         24.2             Consent of Coopers & Lybrand L.L.P.